OPTIMUM FUND TRUST

Optimum Fixed Income Fund
Optimum International Fund
(each, a “Fund” and together, the “Funds”)

Supplement to the Funds’ Prospectus dated July 27, 2018

Optimum Fixed Income Fund

On March 27, 2019, the Board of Trustees of the Fund voted to eliminate Delaware Management Company’s (Manager) diversified floating-rate investment strategy and Pacific Investment Management Company LLC’s (PIMCO) low duration investment strategy from the Fund’s principal investment strategies and transition the assets from these strategies to Manager’s and PIMCO’s respective intermediate-term investment strategies as noted below. It is currently anticipated that the assets within Manager’s diversified floating-rate strategy and PIMCO’s low duration strategy will be transitioned to Manager’s or PIMCO’s respective intermediate-term investment strategy during the second calendar quarter of 2019. In connection therewith, the following replaces the information in the section of the Fund's Prospectus entitled "Fund summaries — Optimum Fixed Income Fund — What are the Fund’s principal investment strategies?”:

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities (80% policy). This policy may be changed only upon 60 days’ prior notice to shareholders. The Fund focuses on securities issued or guaranteed by the US government or its agencies or instrumentalities, corporate debt securities, taxable and tax-exempt municipal securities, and mortgage-backed and asset-backed securities.

The Fund invests primarily in investment grade fixed income securities (that is, those rated BBB- or higher by Standard & Poor’s Financial Services LLC (S&P), Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO), or, if unrated, those determined by Delaware Management Company (Manager) or a sub-advisor to be of comparable quality).

The Fund may also invest in high yield securities (commonly known as junk bonds) rated lower than BBB- by S&P, lower than Baa3 by Moody’s, or similarly rated by another NRSRO, or, if unrated, determined by the Manager or the sub-advisor to be of comparable quality. The Fund may invest in securities denominated in foreign currencies and US dollar-denominated securities of foreign issuers. The Fund may also invest in bank loans and other floating-rate securities, preferred stocks, and structured product securities. In keeping with the Fund’s investment objective, the Fund may also invest in derivatives, including futures and options, and credit default swaps. The Fund may purchase individual securities of any maturity.

The Manager has selected Pacific Investment Management Company LLC (PIMCO) to serve as the Fund’s sub-advisor. The sub-advisor is responsible for the day-to-day investment management of the portion of the Fund’s assets that the Manager allocates to the sub-advisor. The Manager also is responsible for the day-to-day investment management of a portion of the Fund’s assets. The Manager may change the allocation between the Manager and sub-advisor at any time. The relative values of the Manager’s and sub-advisor’s share of the Fund’s assets also may change over time. The Manager and the sub-advisor each select investments for their respective portion of the Fund based on their own investment style and strategy as described below.

In managing its portion of the Fund’s assets, the Manager allocates investments principally among the following four sectors of the fixed income securities market: (1) the US investment grade sector; (2) the US high yield sector; (3) the international developed markets sector; and (4) the emerging markets sector. The Manager determines how much to allocate to each of these sectors based on its evaluation of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from investments in each of the sectors.

In selecting securities for its portion of the Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the US economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

In response to market, economic, political, or other conditions, the Manager or the sub-advisor may temporarily use a different investment strategy for defensive purposes. If the Manager or the sub-advisor does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective. The Fund’s investment objective is nonfundamental and may be changed without shareholder approval. However, the Fund’s Board of Trustees (Board) must approve any changes to nonfundamental investment objectives, and the Fund’s shareholders would be given at least 60 days’ notice prior to any such change.

Effective the date of this Supplement, the following replaces the information in the section entitled “Fund summaries — Optimum Fixed Income Fund — Who manages the Fund?”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
J. David Hillmeyer, CFA	Executive Director, Head of Multisector/Global Fixed Income	April 2011
Daniela Mardarovici, CFA	Division Director, Co-Head of Multisector/Core Plus Fixed Income	March 2019
Paul Grillo, CFA	Senior Vice President, Chief Investment Officer – Diversified Income	August 2003
Roger A. Early, CPA, CFA	Executive Director, Chief Investment Officer of US Fixed Income	May 2007
Brian C. McDonnell, CFA	Executive Director, Head of US Fixed Income	February 2015
Adam H. Brown, CFA	Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager	January 2016
John P. McCarthy, CFA	Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager	July 2016

Sub-advisor

Pacific Investment Management Company

Portfolio managers	Title with PIMCO	Start date on the Fund
Marc P. Seidner, CFA	CIO Non-traditional Strategies, Managing Director and Portfolio Manager	January 2015

Effective the date of this Supplement, the following replaces the biographical information in the section entitled “Who manages the Funds — Sub-advisors and portfolio managers — Optimum Fixed Income Fund”:

J. David Hillmeyer, Daniela Mardarovici, Paul Grillo, Roger A. Early, Brian C. McDonnell, Adam H. Brown, and John P. McCarthy have primary responsibility for making day-to-day investment decisions for the Fund.

Mr. Hillmeyer is an Executive Director, and Head of Multisector/Global Fixed Income in the Americas and has been with Macquarie Investment Management (MIM) since August 2007. Prior to joining Macquarie Investment Management (MIM) he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager/trader, and quantitative analyst. Mr. Hillmeyer assumed Fund responsibilities in April 2011.

Ms. Mardarovici joined Macquarie Investment Management (MIM) in March 2019 as co-head of the firm’s multisector and core plus strategies. Prior to joining the firm, she spent more than 13 years at BMO Global Asset Management as a senior portfolio manager. Since 2014, she was a member of the management committee of TCH, BMO’s US fixed income group, and helped lead business strategy and development efforts. Mardarovici was also responsible for driving investment strategy and managing institutional portfolios and mutual funds across a wide spectrum of strategies, including core, core plus, credit, multisector, and liability-driven investing (LDI). Previously, she led investment management efforts for mortgage-backed securities at Harris Investment Management. She started her career in 2000 as a proprietary trader at Gelber Group. In 2018, Mardarovici was named one of the top 20 female portfolio managers by CityWire. She graduated magna cum laude with a major in economics and finance/banking from the University of Nebraska at Omaha. She is a member of the CFA Society New York and the CFA Institute.  Ms. Mardarovici assumed Fund responsibilities in March 2019.

Mr. Grillo is a Senior Vice President, and Chief Investment Officer — Diversified Income and has been with Macquarie Investment Management (MIM) since 1992. He has held his Fund responsibilities since the Fund's inception.

Mr. Early is an Executive Director, Chief Investment Officer of US Fixed Income. Before rejoining Macquarie Investment Management (MIM) in March 2007, Mr. Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Mr. Early assumed Fund responsibilities in May 2007.

Mr. McDonnell is an Executive Director, and Head of US Fixed Income, and a member of the firm's taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. Prior to joining Macquarie Investment Management (MIM) in March 2007 as a vice president and senior structured products analyst/trader, he was a managing director and head of fixed income trading at Sovereign Securities, where he was responsible for risk management and hedging of the firm's holdings. Mr. McDonnell assumed Fund responsibilities in February 2015.

Mr. Brown is a Senior Vice President, Co-Head of High Yield, and Senior Portfolio Manager and a member of the firm's taxable fixed income team. He manages the bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Mr. Brown joined Macquarie Investment Management (MIM) in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Mr. Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University. Mr. Brown assumed Fund responsibilities in January 2016.

Mr. McCarthy is a Senior Vice President, Co-Head of High Yield, and Senior Portfolio Manager, a role he assumed in July 2016. From December 2012 to June 2016, he was Co-Head of the firm's taxable fixed income team. McCarthy rejoined Macquarie Investment Management (MIM) in March 2007 as a senior research analyst, after he worked in the firm's fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. Mr. McCarthy earned a bachelor's degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia. Mr. McCarthy assumed Fund responsibilities in July 2016.

Pacific Investment Management Company LLC (PIMCO), located at 650 Newport Center Drive, Newport Beach, CA 92660, was founded in 1971. As of March 31, 2018, PIMCO had approximately $1.77 trillion in assets under management, including $1.35 trillion in third-party client assets. PIMCO has held its Fund responsibilities since April 2010.

Marc P. Seidner is primarily responsible for the day-to-day management of PIMCO's share of the Fund's assets.

Mr. Seidner is CIO Non-traditional Strategies, a managing director and head of portfolio management in the New York office. He is also a generalist portfolio manager and a member of the Investment Committee. He rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO managing director, generalist portfolio manager and member of the Investment Committee until January 2014. Prior to joining PIMCO in 2009, he was a managing director and domestic fixed income portfolio manager at Harvard Management Company. Previously, he was director of active core strategies at Standish Mellon Asset Management and a senior portfolio manager at Fidelity Management and Research. He has 31 years of investment experience and holds an undergraduate degree in economics from Boston College. He has held his Fund responsibilities since January 2015.

In addition, PIMCO has an Investment Committee, which oversees the setting of investment policy decisions, including duration positioning, yield curve management, sector rotation, credit quality and overall portfolio composition, for all PIMCO portfolios and strategies, including PIMCO's share of the Fund's assets.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

Optimum International Fund

Effective the date of this Supplement, the following replaces the information in the section entitled “Fund summaries – Optimum International Fund — Who manages the Fund? — Sub-advisors — Acadian Asset Management LLC”:

Acadian Asset Management LLC

Portfolio managers	Title with Acadian	Start date on the Fund
Brendan O. Bradley, Ph.D.	Executive Vice President, Chief Investment Officer	January 2015
Ryan D. Taliaferro, Ph.D.	Senior Vice President, Director, Equity Strategies	March 2019

Effective the date of this Supplement, the following replaces the biographical information in the section entitled “Who manages the Funds — Sub-advisors and portfolio managers — Optimum International Fund”:

EARNEST Partners LLC (EARNEST) is located at 1180 Peachtree Street NE, Suite 2300 Atlanta, GA 30309. EARNEST is an investment management firm. The firm managed approximately $23.7 billion in assets as of March 31, 2018. EARNEST has held its Fund responsibilities since October 2013.

Paul E. Viera is Chief Executive Officer and Partner of EARNEST and has primary responsibility for the day-to-day management of EARNEST’s share of the Fund. Prior to founding EARNEST in 1998, he was a partner and senior member of the investment team at Invesco from 1991 to 1998. Prior to Invesco, Mr. Viera was a Vice President with Bankers Trust between 1985 and 1991. Mr. Viera has held his Fund responsibilities since October 2013.

Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, MA 02110, is a subsidiary of Bright Sphere Affiliate Holdings LLC (f/k/a OMAM Affiliate Holdings LLC), which is an indirectly wholly owned subsidiary of Bright Sphere Investment Group plc (“BSIG”) (f/k/a OM Asset Management plc), a publicly listed company on the NYSE. Acadian has been managing assets since 1987. As of March 31, 2018, Acadian managed approximately $99 billion in assets. Acadian has held its Fund responsibilities since January 2015.

Brendan O. Bradley, Ph.D., is Executive Vice President and Chief Investment Officer at Acadian. Dr. Bradley joined the company in September 2004 as a senior member of the Research and Portfolio Management team. He previously served as director of portfolio management, overseeing portfolio management policy, and also as the director of Acadian’s Managed Volatility strategies. Dr. Bradley is a member of the Acadian Board of Managers and Executive Committee. Prior to Acadian, Dr. Bradley was a vice president at Upstream Technologies, where he designed and implemented investment management systems and strategies. His professional background also includes work as a research analyst and consultant at Samuelson Portfolio Strategies. Dr. Bradley earned a Ph.D. in applied mathematics from Boston University and a B.A. in physics from Boston College.

Ryan D. Taliaferro, Ph.D. is Senior Vice President, Director, Equity Strategies at Acadian. Dr. Taliaferro joined Acadian in 2011 and currently serves as director of equity strategies. Previously, he was the lead portfolio manager for Acadian’s Managed Volatility strategies. Prior to joining Acadian, Dr. Taliaferro was a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing. Earlier, he was a consultant at the Boston Consulting Group. Dr. Taliaferro earned a Ph.D. in business economics (finance) from Harvard University and an M.B.A. in finance and economics from the University of Chicago. He also holds an A.M. in economics, and an A.M. and A.B. in physics from Harvard University.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Funds.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated March 29, 2019.